MUTUAL FUND SERIES TRUST

Catalyst Floating Rate Income Fund (the “Fund”)
Class A: CFRAX Class C: CFRCX Class I: CFRIX

August 1, 2018

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund, dated November 1, 2017.

______________________________________________________________________________

Effective August 1, 2018, CIFC Investment Management LLC (“CIFC”) replaced Princeton Advisory Group, Inc. (“Princeton”) as the sub-advisor of the Fund. Also effective August 1, 2018, Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer of CIFC, replaced Tom Wojczak of Princeton as Portfolio Manager of the Fund. Accordingly, all references to Princeton and Mr. Wojczak are deleted in their entirety from the Prospectus.

In addition, the following changes to the Prospectus are effective August 1, 2018:

The sections of the Fund’s Prospectus entitled “FUND SUMMARY: Catalyst Floating Rate Income Fund - Principal Investment Strategies”, and “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT STRATEGIES – Catalyst Floating Rate Income Fund” are deleted and replaced with the following:

Catalyst Floating Rate Income Fund - Principal Investment Strategies:

In order to accomplish the Fund’s objectives, the Fund will invest in a portfolio composed mainly of senior secured corporate loans (sometimes referred to as “adjustable rate loans” or “floating rate loans”). These loans hold a senior position in the capital structure and, at the time of purchase, are typically rated below investment grade. Such loans are considered to be speculative investments. The Fund will invest primarily in floating rate loans and other floating rate investments, but also may invest in other corporate debt securities, including high yield securities (commonly referred to as “junk bonds”).

The Fund will invest a majority of its assets in the securities of U.S. issuers, but may also invest in securities of non-U.S. issuers including, without limitation, securities issued by Canadian, U.K., and European corporations. The Fund has no restrictions on investment maturity. The Fund may invest in both the primary and secondary markets and may invest in senior secured corporate loans made in connection with highly leveraged transactions,

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including but not limited to operating loans, leveraged buyout loans, and leveraged recapitalization loans.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate secured loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities.

The Fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured or unsecured; short-term debt obligations, repurchase agreements and cash and cash equivalents that do not otherwise qualify as floating rate debt; and other investment companies including money market funds and exchange traded funds. Additionally, the Fund may receive equity securities from capital restructurings related to the floating rate instruments in which it invests. The Fund’s sub-adviser, CIFC Investment Management LLC (the “Sub-Advisor”), may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions.

In constructing the Fund’s portfolio, the Sub-Advisor uses a bottom-up approach that seeks to identify instruments that it believes are either mispriced relative to their risk or have a likelihood of near-term price appreciation. In addition, the Sub-Advisor will seek opportunities that generate income and have profit potential while managing default risk. In its assessment of individual instruments, the Sub-Advisor utilizes a disciplined approach that focuses on credit fundamentals, relative value, and active risk management. The Sub-Advisor monitors the Fund’s investments on an ongoing basis and will sell an investment when the value of the investment relative to its risk profile no longer meets the Sub-Advisor’s criteria for inclusion in the portfolio or when a more attractive investment becomes available.

The section of the Fund’s Prospectus entitled “FUND SUMMARY: Catalyst Floating Rate Income Fund - Principal Risks of Investing in the Fund” is deleted and replaced with the following information:

Catalyst Floating Rate Income Fund - Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired

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funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Credit Risk for Floating Rate Loans. Credit risk is the risk that the issuer of a loan or other instrument will not be able to make principal and interest payments when due, reducing the Fund’s total return. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers or issuers of such investments deteriorates, whether because of broad economic or issuer-specific reasons. The Fund could lose money if the issuer of a loan or debt security defaults or fails to pay interest or principal when it is due or otherwise fails to honor its obligations. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate instruments that are rated below investment grade are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In the event an issuer fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares. Credit risk may be substantial for the Fund.

Demand for Loans Risk. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline.

Equity Securities Incidental to Investments in Loans Risk. The value of equity securities held by the Fund may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value.

Focused Investment Risk. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries, or issuers. Investments focused in a limited number of industries, asset classes, countries, or issuers that are subject to the same or similar risk factors, and investments whose prices are closely correlated, are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.  The concentration of the Fund’s portfolio in any issuers would subject the Fund to a greater degree of risk with respect to market price volatility or defaults by such issuers, and the concentration of the portfolio in any one industry, asset class or country would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry, asset class, or country.

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Foreign Investment Risk. The value of foreign investments is indirectly subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. To the extent investments are made in the instruments of issuers from a limited number of countries, events in those countries will have a more significant impact on the Fund.

Interest Rate Risk for Floating Rate Loans. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The Fund’s floating rate loans are subject to potentially higher interest rate burden as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates (typically, LIBOR).

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. The credit rating for these instruments could also be further downgraded after they are purchased by the Fund, which would reduce their value.

Limited Secondary Market for Floating Rate Loans Risk. Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank resale market. Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility.

Liquidity for Floating Rate Loans Risk. Some instruments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid instruments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss or be unable to sell an investment, thereby having the effect of decreasing the Fund’s overall level of liquidity.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular loans or other instruments in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. The success of the Fund’s investment activities will be affected by general economic and market conditions, as well as by changes in applicable laws, trade barriers,

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currency exchange controls, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency, and national and international political and socioeconomic circumstances in respect of the countries in which the Fund may invest.

Prepayment and Extension Risks. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, the Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. Prepayment risk on fixed rate investments is the risk that principal on loans or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in instruments paying higher yields.

Senior Loan Risk. Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads, and extended trade settlement periods may impair the Fund’s ability to sell senior loans within its desired time frame or at an acceptable price. Senior loans are generally less liquid than many other debt instruments and there may be less public information available about senior loans as compared to other debt instruments. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Valuation Risk. The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Sub-Advisor deems it advisable to do so.

The following paragraph is added as the second paragraph under the section of the Fund’s Prospectus entitled “FUND SUMMARY: Catalyst Floating Rate Income Fund - Performance”:

Prior to August 1, 2018, the Fund was managed by a different sub-advisor. The Fund’s past performance may have been different if the Fund were managed by the current Sub-Advisor

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and the performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

The section of the Fund’s Prospectus entitled “FUND SUMMARY: Catalyst Floating Rate Income Fund - Sub-Advisor” is deleted and replaced with the following:

Sub-Advisor: CIFC Investment Management LLC serves as the Fund’s Sub-Advisor.

The section of the Fund’s Prospectus entitled “FUND SUMMARY: Catalyst Floating Rate Income Fund - Portfolio Manager” is deleted and replaced with the following:

Portfolio Manager: Stan Sokolowski of CIFC Investment Management LLC, serves as the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Sokolowski is the lead portfolio manager of the Fund and has served the Fund in this capacity since August 1, 2018.

The following paragraphs are added under the section of the Fund’s Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS –PRINCIPAL INVESTMENT RISKS – Catalyst Floating Rate Income Fund”:

Focused Investment Risk. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries or obligors. Investments focused in a limited number of industries, asset classes, countries, or issuers that are subject to the same or similar risk factors, and investments whose prices are closely correlated, are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.  The concentration of the Fund’s portfolio in any issuers would subject the Fund to a greater degree of risk with respect to market price volatility or defaults by such issuers, and the concentration of the portfolio in any one industry, asset class or country would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry, asset class or country.

Foreign Investments Risk. The value of foreign investments is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. To the extent investments are made in the instruments of issuers from a limited number of countries, events in those countries will have a more significant impact on the Fund.

Market Risk. Overall loan and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the loan and bond markets. Loans and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. The market for investments in credit investment opportunities, and the success of the Fund’s investment activities in particular, will also be affected by changes

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in applicable laws, trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the countries in which the Fund may invest. These factors may affect the level and volatility of market prices and the liquidity of the Fund’s investments, which could impair the Fund’s profitability or result in losses. In addition, general fluctuations in market prices and interest rates may affect the Fund’s investment opportunities and the value of the Fund’s investments. Moreover, continued periods of lackluster economic growth in the U.S. and global economies (or any particular segments thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s underlying issuers to perform under or refinance their existing obligations, and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.

The paragraph headed “Demand for Loan Risk” under the section of the Fund’s Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS –PRINCIPAL INVESTMENT RISKS – Catalyst Floating Rate Income Fund” is deleted and replaced with the following:

Demand for Loans Risk. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the fund’s net asset value to decline. From 2008 to approximately 2010, the aggregate size of the loan market contracted, characterized by limited new loan issuance and payoffs of outstanding loans. The number of market participants also decreased during this period. Since then, the size of the loan market has continued to grow. The number of market participants also has increased to above pre-crisis levels. There can be no assurance that the size of the loan market, and the number of participants, will sustain such levels.

The section of the Fund’s of the Prospectus entitled “MANAGEMENT OF THE FUNDS - Sub-Advisor: Catalyst Floating Rate Income Fund” is deleted and replaced with the following:

Sub-Advisor: Catalyst Floating Rate Income Fund

CIFC Investment Management LLC (“CIFC Investment Management”), located at 250 Park Ave, 4th Floor, New York, New York 10177, serves as Sub-Advisor to the Fund. CIFC Investment Management is a registered investment adviser specializing in secured U.S. corporate loan strategies that, together with its affiliated registered investment adviser (together, “CIFC”), has approximately $19 billion of assets under management as of June 30, 2018. The Sub-Advisor is privately held and is a wholly owned indirect subsidiary of CIFC LLC.

Subject to the oversight and approval of the Advisor, CIFC Investment Management is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, CIFC Investment Management is responsible for maintaining certain

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transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay CIFC Investment Management 50% of the management fees that the Advisor receives from the Fund.

The section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS - Portfolio Manager: Catalyst Floating Rate Income Fund” is deleted and replaced with the following:

Portfolio Manager: Catalyst Floating Rate Income Fund

Stan Sokolowski is primarily responsible for the day-to-day management of the Floating Rate Income Fund’s portfolio.

Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer at CIFC Investment Management

Mr. Sokolowski joined CIFC in 2012 and has over 27 years of credit, portfolio management, and trading experience. Prior to joining CIFC, Mr. Sokolowski was a credit portfolio manager and trader with Lucidus Capital Partners, a credit trading firm that was spun out of Caxton Associates in 2011. Preceding Lucidus, Mr. Sokolowski was a portfolio manager at Caxton. Before joining Caxton in 2006, Mr. Sokolowski was a Managing Director with JPMorgan (“JPM”) where he founded and managed the European par and distressed loan trading business in London. Mr. Sokolowski joined Manufacturers Hanover in 1991 and completed Chemical Bank’s MBA Capital Markets and Credit Training Program in 1994. He held various positions in New York and London throughout the Capital Markets, Sales and Trading, Investment Banking and Emerging Markets businesses of JPM’s predecessor organizations. Mr. Sokolowski has invested across the spectrum of credit including high yield to investment grade as well as distressed / stressed credit, fixed / floating rate instruments, bonds & loans and CDS / index products. Mr. Sokolowski holds a B.A. in Finance from Michigan State University.

The section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS - Advisory Fees” is revised to add the following as the last sentence of the fourth paragraph of that section:

The Trust’s semi-annual report to shareholders for the period ended December 31, 2018, when available, will contain discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and CIFC.

* * * * *

You should read this Supplement in conjunction with the Summary Prospectus dated August 1, 2018 and the Prospectus and Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

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MUTUAL FUND SERIES TRUST

Catalyst Floating Rate Income Fund (the “Fund”)
Class A: CFRAX Class C: CFRCX Class I: CFRIX

August 1, 2018

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2017.

______________________________________________________________________________

Effective August 1, 2018, CIFC Investment Management LLC (“CIFC”) replaced Princeton Advisory Group, Inc. (“Princeton”) as the sub-advisor of the Fund. Also effective August 1, 2018, Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer of CIFC replaced Tom Wojczak of Princeton as Portfolio Manager of the Fund. Accordingly, all references to Princeton and Mr. Wojczak are deleted in their entirety from the SAI and the following changes to the SAI are effective August 1, 2018:

The fifth paragraph of the section of the Fund’s SAI entitled “MUTUAL FUND SERIES TRUST” is deleted and replaced with the following:

CIFC Investment Management LLC serves as the investment sub-advisor to the Floating Rate Income Fund.

The section of the Fund’s SAI entitled “ADVISOR AND SUB-ADVISORS - Sub-Investment Advisor - Floating Rate Income Fund” is deleted and replaced with the following:

Sub-Investment Advisor - Floating Rate Income Fund

CIFC Investment Management LLC (“CIFC Investment Management” or “Sub-Advisor”), a member of an investment advisory firm founded in 2005, has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. CIFC Investment Management is a registered investment adviser specializing in U.S. corporate debt strategies that, together with its affiliates (together, “CIFC”), has approximately $19 billion of assets under management as of June 30, 2018. The Sub-Advisor is privately held and is a wholly owned indirect subsidiary of CIFC LLC.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay CIFC Investment Management 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the

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Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. For the fiscal periods ended June 30, 2015, June 30, 2016 and June 30, 2017, the Fund’s prior sub-advisor received $319,745, $136,567 and $79,514, respectively, in sub-advisory fees for its services to the Floating Rate Income Fund.

A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Floating Rate Income Fund will be included in the semi-annual report to shareholders dated December 31, 2018, when available.

The following information is added to the section of the Fund’s SAI entitled “ADVISOR AND SUB-ADVISORS - Portfolio Manager –Floating Rate Income Fund”:

Portfolio Manager –Floating Rate Income Fund

Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer at CIFC Investment Management

As of June 30, 2018, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Stan Sokolowski are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Stan Sokolowski	0	$0	5	$ 927,570,885	7	$1,794,276,899

A portion of the advisory fee received by Mr. Sokolowski from two other accounts listed above (collective assets totaling $118,847,817) is based on the performance of the respective other accounts.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2018.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Stan Sokolowski	Floating Rate Income Fund	None

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The first sentence of the section of the Fund’s SAI entitled “CODE OF ETHICS” is deleted and replaced with the following:

Catalyst, SMHCA, MAP, CIFC, Stone Beach, Northern Lights Distributors, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.

The table in the section of the Fund’s SAI entitled “PROXY VOTING POLICY” is deleted and replaced with the following:

Fund	Responsible Party
Insider Income	Catalyst
High Income	SMHCA
TRI	SMHCA
Income Opportunity	Stone Beach
Global Balanced	MAP
Floating Rate Income Fund	CIFC

Appendix E to the SAI is deleted and replaced with the following:

Appendix E

CIFC Investment Management LLC

Proxy Voting Policy and Procedures

Proxy Voting and Class Action Lawsuits

Implementation Date: August 2008

Most Recent Amendment Date: January 2015

______________________________________________________________________________

Background

Rule 206(4)-6 under the Advisers Act requires that each registered investment adviser that exercises proxy voting authority with respect to client securities:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the client’s best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
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•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class action lawsuits. However, investment advisers may adopt policies and procedures regarding class action lawsuits as a best practice.

Risks

In developing these policies and procedures, CIFC considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

  CIFC lacks written proxy voting policies and procedures;
  Proxies are not identified and processed in a timely manner;
  Proxies are not voted in Clients’ best interests;
  Conflicts of interest between CIFC and a Client are not identified or resolved appropriately;
  Proxy voting records, Client requests for proxy voting information, and CIFC’s responses to such requests, are not properly maintained;
  CIFC lacks policies and procedures regarding Clients’ participation in class action lawsuits; and
  CIFC fails to maintain documentation associated with Clients’ participation in class action lawsuits.

CIFC has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

CIFC seeks to vote proxies in the best interests of our Clients in instances where the Company has discretionary authority to vote proxies. However, because CIFC invests primarily in senior secured loans, the Company generally does not receive proxy solicitations. If CIFC is invited to vote with respect to a Client’s Security, the Company will vote in accordance with its fiduciary duty to its Clients.

As a matter of policy, CIFC does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies. Additionally, CIFC does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Class Action Lawsuits

As a fiduciary, CIFC always seeks to act in Clients’ best interests with good faith, loyalty, and due care. CIFC’s standard advisory contract authorizes the Company to direct Client participation in class action lawsuits. The Company does not anticipate that it will receive many invitations to participate in class action lawsuits because of the types of Investments that are

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owned by Clients. Nonetheless, CIFC has adopted the following policies and procedures with respect to class action lawsuits.

The Legal department will work with the Investment Analyst most closely associated with the Investment in question when determining whether Clients will (a) participate in a recovery achieved through a class action lawsuit, or (b) opt out of the class action and separately pursue their own remedy. The Legal department will maintain documentation associated with Clients participation in class action lawsuits.

Employees must notify the General Counsel if they are aware of any material conflict of interest associated with Clients’ participation in class action lawsuits. The General Counsel will evaluate any such conflicts and determine an appropriate course of action for CIFC.

CIFC generally does not serve as the lead plaintiff in class action lawsuits because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Conflicts of Interest

The CCO is responsible for identifying material conflicts that exist between the Company and its Clients. This process includes a review of the relationship of the Company with the issuer of each Security to determine if there is any relationship between the parties.

Monitoring Corporate Actions

The CCO is responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. The relevant Portfolio Manager is responsible for making voting decisions, including the manner and whether to vote the proxy.

Disclosures to Clients and Investors

CIFC includes a description of its policies and procedures regarding proxy voting and class action lawsuits in Item 17 of Part 2A of Form ADV, along with a statement that Clients can contact the CCO to obtain (a) a copy of these policies and procedures and/or (b) information about how CIFC voted with respect to the Client’s Investments.

Any request for information about proxy voting or class action lawsuits should be promptly forwarded to the CCO, who will respond to such requests.

* * * * *

You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents

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are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

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